                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ ROBERT A. BELFER
                                                       ----------------
                                                       Robert A. Belfer

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                        /s/ NORMAN P. BLAKE, JR.
                                            --------------------
                                            Norman P. Blake, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ RONNIE C. CHAN
                                                       --------------
                                                       Ronnie C. Chan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ JOHN H. DUNCAN
                                                       --------------
                                                       John H. Duncan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                           /s/ JOE H. FOY
                                               ----------
                                               Joe H. Foy

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set her hand this 14th day of October, 1997.


                                                   /s/ WENDY L. GRAMM
                                                       --------------
                                                       Wendy L. Gramm

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ KEN L. HARRISON
                                                       ---------------
                                                       Ken L. Harrison

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ ROBERT K. JAEDICKE
                                                       ------------------
                                                       Robert K. Jaedicke

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ KENNETH L. LAY
                                                       --------------
                                                       Kenneth L. Lay

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ CHARLES A. LeMAISTRE
                                                       --------------------
                                                       Charles A. LeMaistre

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ JEROME J. MEYER
                                                       ---------------
                                                       Jerome J. Meyer

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ JEFFREY K. SKILLING
                                                       -------------------
                                                       Jeffrey K. Skilling

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ JOHN A. URQUHART
                                                       ----------------
                                                       John A. Urquhart

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                              /s/ JOHN WAKEHAM
                                                  ------------
                                                  John Wakeham

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ CHARLS S. WALKER
                                                       ----------------
                                                       Charls S. Walker

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                                   /s/ BRUCE G. WILLISON
                                                       -----------------
                                                       Bruce G. Willison

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of its Common Stock, no par value, on behalf of certain "Selling Stockholders" of the Company, in connection with the Company's acquisition of The Bentley Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of October, 1997.


                                        /s/ HERBERT S. WINOKUR, JR.
                                            -----------------------
                                            Herbert S. Winokur, Jr.